UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2026

CHEWY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 West Sunrise Boulevard Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)

(786) 320-7111

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 9, 2026, Chewy, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were (1) the election of Raymond Svider, Marco Castelli, Nat Goldhaber, James Nelson and Martin H. Nesbitt to the Company’s board of directors (the “Board”) as class I directors (the “Class I Directors”), each with a term expiring at the 2029 annual meeting of stockholders or until his or her successor is duly elected and qualified or, if sooner, until his or her earlier death, resignation, retirement, disqualification, or removal, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027, (3) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (“Say on Pay”) and (4) the advisory vote on the frequency of future votes on named executive officer compensation.

Based on the votes by holders of Class A common stock and Class B common stock voting together, the final results for each proposal presented for a vote of stockholders at the Annual Meeting are set forth below:

1.	The election of Raymond Svider, Marco Castelli, Nat Goldhaber, James Nelson and Martin H. Nesbitt to the Board as Class I Directors:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Raymond Svider	1,798,685,213	135,936,031	33,593,560
Marco Castelli	1,876,429,481	58,191,763	33,593,560
Nat Goldhaber	1,923,510,477	11,110,767	33,593,560
James Nelson	1,914,955,104	19,666,140	33,593,560
Martin H. Nesbitt	1,916,619,542	18,001,702	33,593,560

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,966,674,130	1,277,136	263,538	0

3.	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,798,089,225	136,154,944	377,075	33,593,560

4.	The advisory vote on the frequency of future votes on named executive officer compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
1,931,661,570	289,471	2,294,481	375,722	33,593,560

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

Based on the results set forth above, and consistent with the Board’s recommendation to stockholders, the Company will continue to include an advisory vote on Say on Pay in the Company’s proxy statement every year until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

Date: July 13, 2026	By:	/s/ Da-Wai Hu
Da-Wai Hu
General Counsel and Secretary